Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of February 28, 2026, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,216,024 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 3 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

A-1	2004-2

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$263,444,923
Aggregate Outstanding Principal Balance – Treasury Bill	$33,026,715
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.54%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$230,418,208
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.46%
Number of Borrowers	7,924
Average Outstanding Principal Balance Per Borrower	$33,246
Number of Loans	14,268
Average Outstanding Principal Balance Per Loan – Treasury Bill	$57,140
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,831
Weighted Average Remaining Term to Scheduled Maturity	169 months
Weighted Average Annual Interest Rate	4.96%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.14% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

A-2	2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2,797	$40,852,757	15.5%
3.01% to 3.50%	2,680	37,077,810	14.1
3.51% to 4.00%	2,577	39,263,452	14.9
4.01% to 4.50%	2,899	44,910,065	17.0
4.51% to 5.00%	1,011	18,393,967	7.0
5.01% to 5.50%	268	6,149,223	2.3
5.51% to 6.00%	227	4,806,659	1.8
6.01% to 6.50%	279	6,037,482	2.3
6.51% to 7.00%	439	11,471,440	4.4
7.01% to 7.50%	180	4,991,967	1.9
7.51% to 8.00%	360	12,637,819	4.8
8.01% to 8.50%	289	15,851,129	6.0
Equal to or greater than 8.51%	262	21,001,153	8.0

Total	14,268	$263,444,923	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

A-3	2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,312	$3,548,074	1.3%
$ 5,000.00-$ 9,999.99	1,218	8,925,435	3.4
$ 10,000.00-$14,999.99	854	10,585,644	4.0
$ 15,000.00-$19,999.99	769	13,433,526	5.1
$ 20,000.00-$24,999.99	559	12,536,075	4.8
$ 25,000.00-$29,999.99	479	13,155,896	5.0
$ 30,000.00-$34,999.99	405	13,144,407	5.0
$ 35,000.00-$39,999.99	306	11,442,345	4.3
$ 40,000.00-$44,999.99	279	11,829,549	4.5
$ 45,000.00-$49,999.99	226	10,715,472	4.1
$ 50,000.00-$54,999.99	170	8,929,258	3.4
$ 55,000.00-$59,999.99	159	9,164,240	3.5
$ 60,000.00-$64,999.99	114	7,113,574	2.7
$ 65,000.00-$69,999.99	105	7,091,991	2.7
$ 70,000.00-$74,999.99	112	8,130,169	3.1
$ 75,000.00-$79,999.99	109	8,442,889	3.2
$ 80,000.00-$84,999.99	92	7,580,846	2.9
$ 85,000.00-$89,999.99	70	6,105,990	2.3
$ 90,000.00-$94,999.99	59	5,455,863	2.1
$ 95,000.00-$99,999.99	62	6,057,176	2.3
$100,000.00 and above	465	80,056,502	30.4

Total	7,924	$263,444,923	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	13,326	$238,009,822	90.3%
31-60 days	305	7,242,645	2.7
61-90 days	161	5,564,083	2.1
91-120 days	98	2,623,488	1.0
121-150 days	61	1,239,599	0.5
151-180 days	48	665,731	0.3
181-210 days	52	1,242,244	0.5
Greater than 210 days	217	6,857,311	2.6

Total	14,268	$263,444,923	100.0%

A-4	2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	123	$27,997	*
4 to12	285	295,228	0.1%
13 to 24	592	1,379,394	0.5
25 to 36	1,548	4,700,664	1.8
37 to 48	970	4,817,952	1.8
49 to 60	680	4,631,076	1.8
61 to 72	605	5,497,989	2.1
73 to 84	697	6,754,511	2.6
85 to 96	1,858	21,127,331	8.0
97 to 108	1,012	15,258,435	5.8
109 to 120	776	13,746,092	5.2
121 to 132	961	23,508,850	8.9
133 to 144	739	19,533,388	7.4
145 to 156	622	17,137,753	6.5
157 to 168	559	19,143,979	7.3
169 to 180	444	14,557,901	5.5
181 to 192	362	11,928,356	4.5
193 to 204	230	8,163,996	3.1
205 to 216	182	6,751,875	2.6
217 to 228	126	4,911,625	1.9
229 to 240	113	5,080,220	1.9
241 to 252	70	3,009,963	1.1
253 to 264	77	2,380,328	0.9
265 to 276	51	2,907,351	1.1
277 to 288	58	3,364,353	1.3
289 to 300	126	9,890,204	3.8
301 to 312	339	26,922,471	10.2
313 to 324	6	518,318	0.2
325 to 336	14	1,513,266	0.6
337 to 348	8	938,998	0.4
349 to 360	21	1,838,954	0.7
361 and above	14	1,206,106	0.5

Total	14,268	$263,444,923	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
.
A-5	2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	260	$6,930,960	2.6%
Forbearance	681	20,640,223	7.8
Repayment
First year in repayment	57	3,382,038	1.3
Second year in repayment	59	3,122,888	1.2
Third year in repayment	72	5,228,134	2.0
More than 3 years in repayment	13,139	224,140,680	85.1

Total	14,268	$263,444,923	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 174.8 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
.
A-6	2004-2

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.1	-	218.5
Forbearance	-	14.3	199.7
Repayment	-	-	162.9

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $6,930,960 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $4,465,165 or approximately 64.4% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

A-7	2004-2

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	94	$1,876,446	0.7%
Alaska	21	370,399	0.1
Arizona	393	8,940,343	3.4
Arkansas	63	1,223,302	0.5
California	1,676	29,133,756	11.1
Colorado	252	4,693,718	1.8
Connecticut	161	1,964,618	0.7
Delaware	24	246,306	0.1
District of Columbia	48	819,529	0.3
Florida	2,015	36,638,853	13.9
Georgia	416	7,821,701	3.0
Hawaii	59	633,641	0.2
Idaho	63	1,095,441	0.4
Illinois	380	6,524,041	2.5
Indiana	247	4,718,945	1.8
Iowa	75	1,151,562	0.4
Kansas	250	4,774,646	1.8
Kentucky	65	1,171,850	0.4
Louisiana	280	5,064,640	1.9
Maine	26	333,928	0.1
Maryland	303	5,663,032	2.1
Massachusetts	281	4,488,207	1.7
Michigan	274	6,030,347	2.3
Minnesota	203	3,677,938	1.4
Mississippi	58	1,226,808	0.5
Missouri	363	6,546,389	2.5
Montana	38	709,472	0.3
Nebraska	30	409,676	0.2
Nevada	109	2,328,921	0.9
New Hampshire	56	1,086,420	0.4
New Jersey	383	6,089,234	2.3
New Mexico	51	1,308,233	0.5
New York	851	13,487,449	5.1
North Carolina	353	5,698,892	2.2
North Dakota	15	225,191	0.1
Ohio	1,013	25,025,882	9.5
Oklahoma	197	3,238,837	1.2
Oregon	231	4,301,186	1.6
Pennsylvania	293	4,759,099	1.8
Rhode Island	43	768,306	0.3
South Carolina	103	2,454,989	0.9
South Dakota	12	164,190	0.1
Tennessee	220	3,960,884	1.5
Texas	1,061	19,552,098	7.4
Utah	48	1,590,896	0.6
Vermont	17	329,113	0.1
Virginia	331	5,890,691	2.2
Washington	470	7,870,974	3.0
West Virginia	37	897,815	0.3
Wisconsin	80	1,266,808	0.5
Wyoming	14	537,877	0.2
Other	122	2,661,401	1.0

Total	14,268	$263,444,923	100.0%

A-8	2004-2

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

A-9	2004-2

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	6,832	$97,420,113	37.0%
Other Repayment Options(1)	5,434	95,047,250	36.1
Income-driven Repayment(2)	2,002	70,977,559	26.9

Total	14,268	$263,444,923	100.0%

(1)  Includes, among others, graduated repayment and interest-only period loans.
(2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 66 loans with an aggregate outstanding principal balance of $2,197,159 currently in an interest-only period.  These interest-only loans represent approximately 0.8% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	7,110	$104,664,828	39.7%
Unsubsidized	7,158	158,780,094	60.3

Total	14,268	$263,444,923	100.0%

A-10	2004-2

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	141	$11,312,718	4.3%
October 1, 1993 through June 30, 2006	14,127	252,132,205	95.7
July 1, 2006 and later	0	0	0.0

Total	14,268	$263,444,923	100.0%

A-11	2004-2

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	369	$4,823,792	1.8%
College Assist	5	65,332	*
Educational Credit Management Corporation	687	13,369,072	5.1
Florida Off Of Student Fin'l Assistance	1,957	30,721,949	11.7
Great Lakes Higher Education Corporation	6,695	144,086,244	54.7
Kentucky Higher Educ. Asst. Auth.	769	10,764,987	4.1
Michigan Guaranty Agency	146	2,364,016	0.9
Nebraska National Student Loan Program	1	21,575	*
Oklahoma Guaranteed Stud Loan Prog	108	1,665,005	0.6
Pennsylvania Higher Education Assistance Agency	1,014	17,429,249	6.6
Texas Guaranteed Student Loan Corp	2,517	38,133,702	14.5
Total	14,268	$263,444,923	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

A-12	2004-2